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                                                                    EXHIBIT 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Forms S-3 and S-8) of our report dated February 18, 2000, with respect to the consolidated financial statements of Cypress Bioscience, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1999.


                                        /s/ ERNST & YOUNG LLP
                                        ---------------------
                                        ERNST & YOUNG LLP


San Diego, California
March 27, 2000